                                                                   Exhibit 10.14





                                      THE

                    EVANS & SUTHERLAND COMPUTER CORPORATION

                            EXECUTIVE SAVINGS PLAN

                               TABLE OF CONTENTS
                                   Continued

                                                            PAGE

                               TABLE OF CONTENTS

PREAMBLE ...................................................  1

ARTICLE ONE ................................................  1

           EFFECTIVE DATE...................................  1
           --------------
    1.1.   EFFECTIVE DATE...................................  1

ARTICLE TWO
           DEFINITIONS AND CONSTRUCTION.....................  1
           ----------------------------
    2.1.   DEFINITIONS......................................  1
    2.2.   CONSTRUCTION.....................................  4

ARTICLE THREE
           ELIGIBILITY AND PARTICIPATION....................  5
           -----------------------------
    3.1.   GENERAL..........................................  5
    3.2.   APPLICATION TO PARTICIPATE.......................  5
    3.3.   TIMING OF PARTICIPATION..........................  5
    3.4.   DISCONTINUANCE OF PARTICIPATION..................  6

ARTICLE FOUR
           PARTICIPANT DEFERRALS............................  6
           ---------------------
    4.1.   PARTICIPANT DEFERRALS............................  6
    4.2.   DESIGNATION AND CHANGE OF DESIGNATION OF
           PARTICIPANT DEFERRALS............................  6

ARTICLE FIVE
           EMPLOYER CONTRIBUTIONS...........................  7
           ----------------------
    5.1.   MATCHING CONTRIBUTIONS...........................  7
    5.2.   ELIGIBLE PARTICIPANTS............................  7

ARTICLE SIX

           ACCOUNTING.......................................  7
           ----------
    6.1.   SEPARATE ACCOUNTS................................  7
    6.2.   ALLOCATION OF DEFERRALS AND CONTRIBUTIONS........  7
    6.3.   INTEREST.........................................  8

                               TABLE OF CONTENTS
                                   Continued

                                                            PAGE

    6.4.   CHANGE OF CONTROL................................  8

ARTICLE SEVEN

           VESTING..........................................  8
           -------
    7.1.   FULL VESTING.....................................  8

ARTICLE EIGHT

           DISTRIBUTION OF BENEFITS.........................  9
           ------------------------
    8.1.   NORMAL AND LATE RETIREMENT.......................  9
    8.2.   DISABILITY RETIREMENT............................  9
    8.3.   DEATH............................................ 10
    8.4.   OTHER SEPARATIONS FROM EMPLOYMENT................ 10
    8.5.   HARDSHIP DISTRIBUTIONS........................... 10
    8.6.   TIME OF DISTRIBUTION OF BENEFITS................. 12
    8.7.   METHOD OF DISTRIBUTION........................... 13
    8.8.   DESIGNATION OF BENEFICIARY....................... 13
    8.9.   PAYMENTS TO DISABLED............................. 13
    8.10.  UNDERPAYMENT OR OVERPAYMENT OF BENEFITS.......... 14

ARTICLE NINE

           INALIENABILITY OF BENEFITS....................... 14
           --------------------------
    9.1.   NO ASSIGNMENT PERMITTED.......................... 14
    9.2.   QUALIFIED DOMESTIC RELATIONS ORDERS.............. 14
    9.3.   PROCESSING QUALIFIED DOMESTIC RELATIONS ORDERS... 15

ARTICLE TEN
           ADMINISTRATION................................... 15
           --------------
    10.1.  PLAN ADMINISTRATOR............................... 15
    10.2.  ALLOCATION OF FIDUCIARY RESPONSIBILITY........... 16
    10.3.  POWERS OF THE PLAN ADMINISTRATOR................. 16
    10.4.  CLAIMS........................................... 16
    10.5.  CREATION OF COMMITTEE............................ 17
    10.6.  CHAIRMAN AND SECRETARY........................... 18
    10.7.  APPOINTMENT OF AGENTS............................ 18
    10.8.  MAJORITY VOTE AND EXECUTION OF INSTRUMENTS....... 18
    10.9.  ALLOCATION OF RESPONSIBILITIES AMONG COMMITTEE
           MEMBERS.......................................... 18
    10.10. CONFLICT OF INTEREST............................. 18
    10.11. OTHER FIDUCIARY CAPACITIES....................... 19

                               TABLE OF CONTENTS
                                   Continued

                                                            PAGE
ARTICLE ELEVEN

           SCOPE OF RESPONSIBILITY.......................... 19
           -----------------------
    11.1.  SCOPE OF RESPONSIBILITY.......................... 19

ARTICLE TWELVE

           AMENDMENT, MERGER AND TERMINATION................ 20
           ---------------------------------
    12.1.  AMENDMENT........................................ 20
    12.2.  MERGER OR CONSOLIDATION OF EMPLOYER.............. 20
    12.3.  TERMINATION OF PLAN OR DISCONTINUANCE OF
           CONTRIBUTIONS.................................... 20
    12.4.  LIMITATION OF EMPLOYER LIABILITY................. 20

ARTICLE THIRTEEN

           GENERAL PROVISIONS............................... 21
           ------------------
    13.1.  LIMITATION ON PARTICIPANTS' RIGHTS............... 21
    13.2.  STATUS OF PARTICIPANTS AS UNSECURED CREDITORS.... 21
    13.3.  STATUS OF TRUST FUND............................. 21
    13.4.  UNIFORM ADMINISTRATION........................... 21
    13.5.  HEIRS AND SUCCESSORS............................. 21
    13.6.  EMPLOYER-OWNED LIFE INSURANCE.................... 22

                    EVANS & SUTHERLAND COMPUTER CORPORATION
                            EXECUTIVE SAVINGS PLAN

                                   PREAMBLE
                                   --------

    Evans & Sutherland Computer Corporation (the "Employer") hereby establishes the "Evans & Sutherland Computer Corporation Executive Savings Plan" (the "Plan").

    The provisions of the Plan, as set forth herein, shall apply only to a Participant whose termination from employment occurs on or after the Effective Date noted in Section 1.1.

                                  ARTICLE ONE
                                 ------------
                                EFFECTIVE DATE
                                --------------
1.1.  EFFECTIVE DATE.
      ---------------

    Except as otherwise specifically provided with respect to particular provisions of the Plan, the provisions of this Plan shall be effective as of July 1, 1995 (the "Effective Date").

                                  ARTICLE TWO
                                  -----------

                          DEFINITIONS AND CONSTRUCTION
                          ----------------------------

2.1.  DEFINITIONS.
      ------------

    When a word or phrase shall appear in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be a term defined in this Section 2.1. The following words and phrases utilized in the Plan with the initial letter capitalized shall have the meanings set forth in this Section 2.1, unless a clearly different meaning is required by the context in which the word or phrase is used:

    (a)      "ACT" - The Employee Retirement Income Security Act of 1974, as it
             ------
may be amended from time to time.

    (b)     "AFFILIATE" - Any organization other than the Employer that is
            ------------
related to the Employer through stock ownership or otherwise that elects, with the consent of the Employer, to adopt this Plan for the benefit of one or more of its Employees.

    (c)     "BENEFICIARY" - The person or persons designated to receive benefits
            --------------
under this Plan in the event of death of the Participant.

    (d) "BOARD" - The Board of Directors of the Employer.
        --------

    (e)     "CAUSE" - The termination of the Participant's employment for any
            --------
one or more of the following reasons: (a) embezzlement or theft from the Employer, or other acts of dishonesty in dealing with the Employer; (b) use by the Participant of alcohol, drugs, narcotics, or other controlled substances to such an extent that the Participant's ability to perform his duties as an employee of the Employer is materially impaired; (c) conviction of a crime amounting to a felony under the laws of the United States of America or any of the states; (d) when the seriousness of an initial infraction is of such gravity that termination is warranted; or (e) when prior attempts through corrective counseling have failed to improve performance, attendance, conduct, or any combination thereof. The determination of whether or not there is Cause shall be made by the Plan Administrator.

    (f)      "CHANGE OF CONTROL"-means any of the following: (i) the Employer
             ------------------
executes a definitive agreement to merge or consolidate with or into another corporation in which the Employer is not the surviving corporation and the Employer's common stock is converted into or exchanged for stock or securities of any other corporation, cash, or any other thing of value; (ii) the Employer executes a definitive agreement to sell or otherwise dispose of substantially all its assets; (iii) the Employer undergoes a change of control of the nature required to be reported in response to item 6(e) of Schedule 14A promulgated under the Securities Exchange Act of 1934, as amended; (iv) a public announcement that more than thirty percent (30%) of the Company's then outstanding voting stock has been acquired by any person or group; or (v) a change is made in the membership of the Board of Directors of the Employer resulting in a membership of which less than a majority were also members of the Board on the date two years prior to such change, unless the election, or the nomination for election by the stockholders of the Employer, of each new director was approved by the vote of at least two-thirds of the directors then still in office who were directors on the date two years prior to such change.

   (g)     "CODE" - The Internal Revenue Code of 1986, as amended.
           -------

   (h)     "DISABILITY" - The injury or sickness of the Participant, such that
            -------------
he is unable to perform the substantial and material duties of his regular occupation with the Employer (determined at the time of such Disability), and which requires the Participant to be under the care of a licensed physician (unless the Plan Administrator determines that a physician's care would be of no further benefit to the Participant). A Participant shall be presumed to be Disabled if the injury or sickness causes the Participant to totally and irrevocably lose speech, hearing in both ears, sight in both eyes, use of both hands, both feet, or one hand and one foot even if the Participant is able to continue work for the Employer. The Plan Administrator's determination of Disability shall be conclusive and binding on all parties.

    (i)      "EARNINGS" - All salary, bonuses and incentive compensation paid to
             -----------
the Employee by the Employer in cash, including amounts deferred under the Evans & Sutherland Computer Corporation 401(k) Deferred Savings Plan and under this Plan, but shall exclude bonuses paid to the Participant on account of insurance premiums paid with respect to the Evans & Sutherland Computer Corporation Executive Life Insurance Plan. All other forms of compensation shall be disregarded for purposes of this Plan.

    (j)      "EFFECTIVE DATE"-July 1, 1995, except as otherwise specifically
             ---------------
provided with respect to particular provisions of this Plan.

    (k)      "EMPLOYEE" - Each person receiving remuneration, or who is entitled
              --------
to remuneration, for services rendered to the Employer in the legal relationship of employer and employee and not in the relationship of a private contractor (or who would be receiving or be entitled to remuneration were such person not on an authorized leave of absence).

    (l)      "EMPLOYER" - Evans & Sutherland Computer Corporation, and each
             -----------
successor in interest to the Employer resulting from merger, consolidation, or transfer of substantially all of its assets that elects to continue this Plan. Except as otherwise clearly indicated by the context (such as in Sections 2.1(b)), the term "Employer" as used herein shall include each Affiliate which has elected by action of its board of directors, with the consent of the Board, to adopt this Plan. Each Affiliate adopting this Plan shall be deemed to have delegated to the Board all authority to amend or terminate the Plan and to appoint and remove the Plan Administrator and the Trustee.

    (m)     "INTEREST RATE" - The rate of interest credited to the accounts of
            ----------------
the Participants for a particular Plan Year as announced by the Plan Administrator from time to time. The initial Interest Rate shall be eight percent (8%). If the Plan Administrator changes the Interest Rate, the Plan Administrator shall announce such change in the Interest Rate for the succeeding Plan Year prior to the beginning of such Plan Year.

    (n)     "MATCHING CONTRIBUTIONS" - The amounts contributed to the Trust Fund
            -------------------------
by the Employer pursuant to Section 5.1 in order to match a portion of the Participant Deferrals.

    (o)     "MATCHING CONTRIBUTIONS ACCOUNT" - The bookkeeping account
            -------------------------------
established pursuant to Section 6.1 to which the Matching Contributions of the Employer are credited.

    (p)     "NORMAL RETIREMENT AGE" or "NORMAL RETIREMENT DATE" -The date on
             ---------------------      ----------------------
which a Participant attains the age of sixty-five (65) years.

    (q)     "PARTICIPANT" - An Employee who has satisfied the eligibility
            ------------
requirements specified in Section 3.1, who has elected to participate pursuant to Section 3.2 and whose participation in the Plan has not been terminated. If so indicated by the context, the term Participant shall also include former Participants whose active participation in the Plan has terminated but who have not received all amounts to which they are entitled pursuant to the terms and provisions of this Plan. Whether former Participants are allowed to exercise an option or election extended to "Participants" will be determined by the Plan Administrator in the exercise of its discretion, but in making such determinations the Plan Administrator shall act in a uniform, nondiscriminatory manner.

    (r)      "PARTICIPANT DEFERRALS" - The deferrals directed by a Participant
             ------------------------
pursuant to Section 4.1.

    (s)      "PARTICIPANT DEFERRALS ACCOUNT"-The bookkeeping account established
             ------------------------------
pursuant to Section 6.1 to which are credited the Participant Deferrals directed by a Participant and the interest thereon.

    (t)      "PLAN" - The Evans & Sutherland Computer Corporation Executive
              ----
Savings Plan, as set forth in this instrument, and as it may hereafter be amended.

    (u)     "PLAN ADMINISTRATOR" - The individual, entity, or committee
            --------------------
appointed to act as such pursuant to Section 10.1.

   (v)     "PLAN ENTRY DATE" - The Effective Date and the first day of each Plan
           ------------------
Year.

    (w)     "PLAN YEAR"-A twelve (12) month period, commencing on each January 1
             ----------
and ending on each following December 31.

    (x)     "TRUST AGREEMENT"-The agreement entered into between the Employer
             ---------------
and the Trustee.

    (y)     "TRUST FUND" - The fund established by the Employer pursuant to the
            -------------
terms of the Trust Agreement as may be established under this Plan.

    (z)     "TRUSTEE" - The individual, individuals, or entity selected by the
             -------
Employer to act as such. The Trustee shall acknowledge acceptance of its appointment by the execution of the Trust Agreement or, in the case of a successor Trustee, by the execution of an appropriate written instrument. If the Employer appoints two or more individuals or entities to act jointly as the Trustee, the term "Trustee" shall refer collectively to all such individuals or entities.

    (aa)    "VALUATION DATE"-The date as of which the accounts of the
            ----------------
Participants are adjusted to reflect the crediting of interest at the Interest Rate, the addition of Participant Deferrals and Matching Contributions and the subtraction of distributions. The last day of the Plan Year shall be a Valuation Date. The Plan Administrator also may designate additional Valuation Dates.

    (ab)    "YEAR OF SERVICE" - The Years of Service credited to the Participant
            ------------------
pursuant to the Evans & Sutherland Computer Corporation 401 (k) Deferred Savings Plan and Trust, as it may be amended from time to time.

2.2.  CONSTRUCTION.
      -------------

    The masculine gender, where appearing in the Plan, shall include the feminine gender (and vice versa), and the singular shall include the plural, unless the context clearly indicates to the contrary. The term "delivered to the Plan Administrator," as used in the Plan, shall include delivery to a person or persons designated by the Plan Administrator for the disbursement and receipt of administrative forms. Headings and subheadings are for the purpose of reference only and are not to be considered in the construction of this Plan. If any provision of this Plan is determined to be for any reason invalid or unenforceable, the remaining provisions shall continue in full force and effect. All of the provisions of this Plan shall be construed and enforced according to the laws of the State of Utah and shall be administered according to the laws of such state, except as otherwise required by the Act, the Code or other Federal law.

                                 ARTICLE THREE
                                 -------------

                         ELIGIBILITY AND PARTICIPATION
                         -----------------------------

3.1.  GENERAL.
      --------

    This Plan is intended to be a "top hat plan" for purposes of the Act and, as a result, the Plan will be unfunded and participation in the Plan shall be limited to a "select group of management or highly compensated employees". From this "select group", the compensation committee of the Board (the "Compensation Committee") shall designate the Employees who are eligible to participate in this Plan. All such designations shall be in the Compensation Committee's unfettered discretion and no Employee shall have the right to participate in this Plan until the Employee has been designated as an eligible Employee by the Compensation Committee.

3.2.  APPLICATION TO PARTICIPATE.
      ---------------------------

    Each Employee who is designated as eligible to participate in the Plan by the Compensation Committee may become a Participant by completing and signing an enrollment form provided by, or acceptable to, the Plan Administrator and delivering the form to the Plan Administrator. The Employee shall designate on the form the amount of his Participant Deferrals and shall authorize the reduction of his Earnings in an amount equal to his Participant Deferrals.

3.3.  TIMING OF PARTICIPATION.
      ------------------------

    After an Employee has been selected by the Compensation Committee to participate in the Plan, the Employee will have 30 days to notify the Plan Administrator whether he will participate in the Plan. If the Employee timely notifies the Plan Administrator of his intent to participate in the Plan, the Employee's participation will commence the first day of the calendar month after the Plan Administrator is so notified. If the Employee does not timely notify the Plan Administrator of his intent to participate in the Plan, the Employee may commence participation as of the first day of any later Plan Year by notifying the Plan Administrator prior to the first day of such Plan Year.

3.4.  DISCONTINUANCE OF PARTICIPATION.
      --------------------------------

      Once an Employee is designated as eligible to participate, he will remain eligible for all future Plan Years unless the Compensation Committee specifically discontinues his eligibility. In the exercise of its discretion, the Compensation Committee may elect to discontinue an Employee's participation in the Plan at any time and for any or no reason. If an Employee's participation in the Plan is discontinued, the Employee will no longer be eligible to make Participant Deferrals or to receive Matching Contributions. The Employee will not be entitled to receive a distribution from his accounts, however, until the occurrence of one of the events listed in Sections 8.1 through 8.5. Notwithstanding the preceding sentence, the Plan Administrator, in its discretion, may allow for the earlier distribution of the Participant's accounts pursuant to Section 8.4.

                                 ARTICLE FOUR
                                 ------------
                             PARTICIPANT DEFERRALS
                             ---------------------

4.1.  PARTICIPANT DEFERRALS.
      ----------------------

      (a)     ELECTION. Each Participant may elect to make Participant Deferrals
              --------
during each Plan Year while he is a Participant. The amount payable to the Participant as his current salary or wages shall then be reduced by an amount equal to the Participant Deferrals. On the election form, the Participant may designate different deferral percentages or amounts for different forms of Earnings (e.g., base salary as opposed to bonuses). Participant Deferrals shall be directed in a specified dollar amount or in whole percentage increments of the type of Earnings to which the election relates.

      (b)     LIMITATIONS. A Participant shall not be permitted to make annual
              -----------
Participant Deferrals during in Plan Year in excess of ten percent (10%) of his Earnings during such Plan Year. The Plan Administrator may adopt other limits on the amount of Participant Deferrals in accordance with such uniform rules as it may adopt from time to time.

4.2.  DESIGNATION AND CHANGE OF DESIGNATION OF PARTICIPANT
      ----------------------------------------------------
      DEFERRALS.
      ---------

      All designations or changes of designation of the amount of Participant Deferrals to be elected shall be made on forms supplied by, or acceptable to, the Plan Administrator, signed by the Participant and delivered to the Plan Administrator. A designation shall be effective as of the first day of the next Plan Year. A payroll deduction designation form shall be effective until it is succeeded by another valid payroll deduction designation form or until the Participant's right to make Participant Deferrals is otherwise suspended or terminated.

                                 ARTICLE FIVE
                                 ------------
                            EMPLOYER CONTRIBUTIONS
                            ----------------------

5.1.  MATCHING CONTRIBUTIONS.
      -----------------------

    Subject to its right to amend or terminate this Plan, for Plan Years beginning on and after January 1, 1996, the Employer will make a Matching Contribution on behalf of each eligible Participant in an amount equal to fifty percent (50%) of the Participant's Participant Deferrals for the Plan Year; provided, however, that Participant Deferrals in excess of 6% of the Participant's Earnings shall be disregarded for this purpose. For the Plan Year ended December 31, 1995, the Employer will make a Matching Contribution for each eligible Participant in any amount it so determines.

5.2.  ELIGIBLE PARTICIPANTS.
      ----------------------

    A Participant will be entitled to receive a Matching Contribution for a Plan Year if the Participant made any Participant Deferrals for the Plan Year, regardless of whether the Participant is employed by the Employer on the last day of the Plan Year.

                                  ARTICLE SIX
                                 ------------
                                  ACCOUNTING
                                  ----------
6.1.  SEPARATE ACCOUNTS.
      ------------------

    A separate Participant Deferral Account and a separate Matching Contribution Account will be maintained for each Participant. Each account will be adjusted as provided in this Article Six to reflect the crediting of interest at the Interest Rate applicable for the Plan Year, the addition of Participant Deferrals or Matching Contributions, and any distributions. The accounts are bookkeeping accounts only.

6.2.  ALLOCATION OF DEFERRALS AND CONTRIBUTIONS.
      ------------------------------------------

    (a)     PARTICIPANT DEFERRALS. Participant Deferrals shall be credited to
            -----------------------
the Participant Deferral Accounts as of the Valuation Date coinciding with or next following the end of the payroll period for which the Participant Deferrals are made.

    (b)     MATCHING CONTRIBUTIONS. Matching Contributions shall be credited to
            ------------------------
the Matching Contributions Accounts as of the Valuation Date coinciding with or next following the end of the Plan Year to which such Matching Contributions relate.

6.3.  INTEREST.
      ---------

    As of each Valuation Date, the Plan Administrator shall credit interest at the Interest Rate applicable for that Plan Year to the Matching Contributions Accounts and the Participant Deferral Accounts. Interest will be credited on the "adjusted account balance". For this purpose, the "adjusted account balance" is the account balance as of the immediately preceding Valuation Date, plus (in the case of the Participant Deferral Account) 50% of the Participant Deferrals made since such Valuation Date, minus any withdrawals or distributions charged to the account since the prior Valuation Date. The amount of interest to be credited shall be prorated in a uniform manner if the period of time since the last Valuation Date is less than one year.

6.4.  CHANGE OF CONTROL.
      ------------------

    Notwithstanding anything in this Plan to the contrary, in the event of a Change of Control, the Employer shall immediately transfer to the Trust Fund an amount of cash equal to the balance credited to each Participant's Matching Contribution Account and Participant Deferrals Account as of the Change of Control. Thereafter, the Employer shall contribute to the Trust Fund any Participant Deferrals and Matching Contributions made by Participants and the Employer after the Change of Control and such amounts shall be credited with the applicable Interest Rate.

                                 ARTICLE SEVEN
                                --------------
                                    VESTING
                                   --------

7.1.  FULL VESTING.
      -------------

    (a)     VESTING IN THE PARTICIPANT DEFERRALS ACCOUNTS. Each Participant
            -----------------------------------------------
shall at all times be fully vested in all amounts credited to or allocable to his Participant Deferrals Account and his rights and interest therein shall not be forfeitable for any reason.

    (b)     VESTING IN THE MATCHING CONTRIBUTIONS ACCOUNT. Each Participant
            -----------------------------------------------
shall be fully vested in the amounts credited to or allocable to his Matching Contributions Account on and after the first to occur of the following events:

          (1) Attainment by the Participant of the age of sixty-five (65) years;

          (2) The date of separation from employment due to Disability, as determined by the Plan Administrator;

                  (3)    The date of death of the Participant;

            (4) In the event of a Change of Control; or

            (5) The completion of three (3) Years of Service.


    (c)     VESTING SCHEDULE FOR MATCHING CONTRIBUTIONS ACCOUNT.
            -----------------------------------------------------
If a Participant separates from employment with the Employer at a time when the Participant is not fully vested in the amounts credited to or allocable to his Matching Contributions Account, the Participant's vested interest shall be determined in accordance with the following schedule:

                                      Vested Percentage in
     Years of Service             Matching Contributions Account
     ----------------             ------------------------------

      Less than 1                               0%
      1 but less than 2                     33.33%
      2 but less than 3                     66.66%
      3 or more                            100.00%

The balance of the Participant's Matching Contributions Account will be forfeited effective as of the date of the Participant's termination of employment. In addition, if a Participant's employment is terminated for Cause, the Participant shall forfeit all amounts credited to his Matching Contributions Account as of the date of the Participant's termination of employment.

                                 ARTICLE EIGHT
                                 -------------
                           DISTRIBUTION OF BENEFITS
                           ------------------------

8.1.  NORMAL AND LATE RETIREMENT.
      ---------------------------

      A Participant shall be entitled to full distribution of his accounts, as provided in Sections 8.6 and 8.7, upon actual retirement as of or after his Normal Retirement Date. A Participant may remain in the employment of the Employer after his Normal Retirement Date, if he desires, and shall retire at such later time as he may desire, unless the Employer lawfully directs earlier retirement.

8.2.  DISABILITY RETIREMENT.
      ----------------------

      A Participant who separates from employment due to Disability shall be entitled to a full distribution of his accounts as provided in Sections 8.6 and
8.7. Subject to Section 8.6, the payments may commence as of his date of separation of employment due to Disability.

8.3.  DEATH.
      ------

    (a)     BENEFIT. In the event that a Participant (which term for purposes of
            ---------
this Section includes former Participants) shall die prior to the day on which his benefit payments commence, the Participant's designated Beneficiary shall be entitled to full distribution of the Participant's accounts at the time and in the manner provided in Sections 8.6 and 8.7.

    (b)     DEATH AFTER COMMENCEMENT OF BENEFITS. In the event that a former
            --------------------------------------
Participant shall die after the day on which his benefit payments commence, but prior to the complete distribution of all amounts to which such Participant is entitled under the provisions of this ARTICLE EIGHT, the Participant's designated Beneficiary shall be entitled to receive any remaining amounts to which the Participant would have been entitled had the Participant survived. The Plan Administrator may require and rely upon such proofs of death and the right of any Beneficiary to receive benefits pursuant to this Section 8.3 as the Plan Administrator may reasonably determine, and its determination of death and the right of such Beneficiary to receive payment shall be binding and conclusive upon all persons whomsoever.

8.4.  OTHER SEPARATIONS FROM EMPLOYMENT.
      ----------------------------------

    A Participant who separates from employment for any reason, including termination of employment following a Change in Control, but other than for retirement, death, or Disability shall be entitled to distribution of his vested interest in his accounts at the time and in the manner provided in Sections 8.6 and 8.7. In the exercise of its discretion, the Plan Administrator may also elect to commence distributions while the Participant is employed if the Participant's participation has been discontinued pursuant to Section 3.4.

8.5.  HARDSHIP DISTRIBUTIONS.
      -----------------------

    (a)     GENERAL RULE. A Participant or former Participant may request that a
            --------------
distribution of amounts credited to his Participant Deferrals Accounts be made on the basis of hardship.

    (b)     LIMITATION ON DISTRIBUTIONS. In no event shall a hardship
            -----------------------------
distribution exceed the balance of the Participant's or former Participant's Participant Deferrals Account, determined as of the Valuation Date immediately preceding the date of the distribution, less any amounts distributed from or charged to the Participant Deferrals Account since such Valuation Date. The Plan Administrator may promulgate uniform rules regarding the effective date of any distribution, minimum amounts to be distributed and the frequency of distributions.

    (c)     HARDSHIP DEFINED. A distribution may be made pursuant to this
            ------------------
Section due to a "hardship" only if the Participant satisfies the Plan Administrator that the

Participant has an immediate and heavy financial need and that the distribution is necessary in order to satisfy that need.

    (d)     IMMEDIATE AND HEAVY FINANCIAL NEED. The existence of an immediate
            ------------------------------------
and heavy financial need shall be determined on the basis of all of the relevant facts and circumstances. As a general rule, a financial need shall not be deemed to be immediate unless the expenses involved must be paid within sixty (60) days from the date on which the request for the hardship distribution is being considered. Also, as a general rule, a financial need shall not be considered to be "heavy" unless the expenses exceed five percent (5%) of the Participant's Earnings for the Plan Year prior to the P[an Year in which the request for the hardship distribution is made. In addition, a hardship distribution may be made only if the "need" that gives rise to the distribution request is for funeral expenses of a spouse or lineal ascendant or descendant of the Participant, the educational expenses of the Participant, the Participant's spouse, children or descendants, or one of the reasons listed in subparagraphs (1) through (5) of this paragraph (d), or some of the reasons periodically authorized in written procedures or rules adopted by the Plan Administrator and communicated to the Participants. A financial need shall not fail to qualify as immediate and heavy merely because such need was reasonably foreseeable or voluntarily incurred by the Participant. The following expenses or circumstances will be deemed to give rise to an immediate and heavy financial need for purposes of this Section regardless of whether the general standards set out above are satisfied:

        (1) Medical expenses described in Section 213(d) of the Code incurred by the Participant, the Participant's spouse, or any dependents (as defined in Section 152 of the Code) of the Participant; or

        (2) The purchase (excluding mortgage payments) of a principal residence for the Participant; or

        (3) Payment of tuition, related educational fees and room and board expenses for the next year of post-secondary education for the Participant or the Participant's spouse, children or dependents; or

        (4) The need to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage on the Participant's principal residence; or

        (5) Any other circumstance or expense designated by the Commissioner of Internal Revenue as a deemed immediate and heavy financial need in any published revenue ruling, notice, or other document of general applicability.

The Plan Administrator may rely on any representations made by the Participant concerning the Participant's intended use of funds distributed to the Participant pursuant to this Section, the urgency of any intended expenditures or any other relevant matters.

    (e)     NECESSITY. A distribution will be considered to be necessary to
            -----------
satisfy an immediate and heavy financial need of a Participant only if the need may not be satisfied from other resources that are reasonably available to the Participant and the distribution does not exceed the amount needed to satisfy the need. The Plan Administrator shall consider all relevant facts and circumstances in determining whether a hardship distribution is necessary in order to satisfy an immediate and heavy financial need. Generally, a distribution shall be deemed necessary if the Participant represents to the Plan Administrator that the need cannot be relieved through reimbursement or compensation by insurance or otherwise, by the reasonable liquidation of the Participant's assets (to the extent that such liquidation would not itself cause an immediate and heavy financial need), by cessation of elective pre-tax contributions or after-tax contributions under any plan sponsored by the Employer, or by other distributions or nontaxable loans under any Plan sponsored by the Employer. A distribution will be deemed to be necessary to satisfy an immediate and heavy financial need of a Participant if all of the following requirements are satisfied, regardless of whether the general standards set forth above are met:

    (1) The distribution is not in excess of the amount of the immediate and heavy financial need of the Participant; and

    (2) The Participant has obtained all distributions, other than hardship distributions, and all nontaxable loans currently available under all plans maintained by the Employer.

The Plan Administrator may rely upon any representations made by the Participant pursuant to this paragraph.

8.6.  TIME OF DISTRIBUTION OF BENEFITS.
      ---------------------------------

    (a)     RETIREMENT. Payment to a Participant who is entitled to benefits
            ------------
under Section 8.1 normally shall commence within a reasonable time following the year-end Valuation Date next following the Participant's termination of employment.

    (b)     TERMINATION AND DISABILITY. Payment to a Participant who is entitled
            ----------------------------
to benefits under Section 8.2 or Section 8.4 shall commence as soon as possible after the year-end Valuation Date next following the Participant's termination of employment.

    (c)     DEATH AFTER COMMENCEMENT OF PAYMENTS. In the event of the death of a
            --------------------------------------
Participant after the day on which his benefit payments commence but prior to the complete distribution to such Participant of the benefits payable to him under the Plan, any remaining benefits shall be distributed over a period that does not exceed the period over which distribution was to be made prior to the date of death of the Participant. Payments to the Beneficiaries entitled to payments pursuant to Section 8.3 shall commence as soon as possible following the death of the Participant.

    (d)     DEATH PRIOR TO COMMENCEMENT OF BENEFITS. In the event of the death
            -----------------------------------------
of the Participant prior to the day on which his benefit payments commence, payments to the Participant's Beneficiary shall commence as soon as possible following the Participant's death.

8.7.  METHOD OF DISTRIBUTION.
      -----------------------

    Unless a Participant requests a different distribution schedule and the Plan Administrator, in its discretion, agrees to such proposed distribution, distributions shall be made in one lump sum. If distributions are made in installments, the remaining balance of the Participant's accounts will be credited with interest in accordance with Section 6.3. The Plan Administrator, in the exercise of its discretion, may elect to accelerate the distributions if an installment payment option has been elected. The election made by the Participant shall apply to all payments to the Participant or his Beneficiary.

8.8.  DESIGNATION OF BENEFICIARY.
      ---------------------------

    Each Participant shall have the right to designate, on forms supplied by, or acceptable to, and delivered to the Plan Administrator, a Beneficiary or Beneficiaries to receive his benefits hereunder in the event of the Participant's death. For each Participant who is married, his Beneficiary shall be deemed to be his spouse, unless the Participant's spouse consents to the Participant's Beneficiary designation to the contrary. Such consent must be in writing, must acknowledge the effect of the beneficiary designation and the spouse's consent thereto. Subject to the foregoing, each Participant may change his Beneficiary designation from time to time in the manner described above. Upon receipt of such designation by the Plan Administrator, such designation or change of designation shall become effective as of the date of the notice, whether or not the Participant is living at the time the notice is received. There shall be no liability on the part of the Employer, the Plan Administrator or the Trustee with respect to any payment authorized by the Plan Administrator in accordance with the most recent valid Beneficiary designation of the Participant in its possession before receipt of a more recent and valid Beneficiary designation. If no designated Beneficiary is living when benefits become payable, or if there is no designated Beneficiary, the Beneficiary shall be the Participant's spouse; or if no spouse is then living, such Participant's issue, including any legally adopted child or children, in equal shares by right of representation; or if no such designated Beneficiary and no such spouse or issue, including any legally adopted child or children, is living upon the death of a Participant, or if all such persons die prior to the full distribution of such Participant's benefits, then the Beneficiary shall be the estate of the Participant.

8.9.  PAYMENTS TO DISABLED.
      ---------------------

    If a person entitled to any payment hereunder shall be under a legal disability, or in the sole judgment of the Plan Administrator shall otherwise be unable to apply such payment to his own interest and advantage, the Plan Administrator in the exercise of its discretion may make any such payment in any one (1) or more of the following ways: (a) directly to such person, (b) to his legal guardian or conservator, or (c) to his spouse or to any person charged with the legal duty of his support, to be expended for his benefit. The decision of the Plan Administrator shall in each case be final and binding upon all persons in interest.

   8.10.  UNDERPAYMENT OR OVERPAYMENT OF BENEFITS.
          ----------------------------------------

    In the event that, through misstatement or computation error, benefits are underpaid or overpaid, there shall be no liability for any more than the correct benefit sums under the Plan. Overpayments may be deducted from future payments under the Plan, and underpayments may be added to future payments under the Plan. In lieu of receiving reduced benefits under the Plan, a Participant or beneficiary may elect to make a lump sum repayment of any overpayment.

                                 ARTICLE NINE
                                 ------------
                          INALIENABILITY OF BENEFITS
                          --------------------------

9.1.  NO ASSIGNMENT PERMITTED.
      ------------------------

    (a)     GENERAL PROHIBITION. No Participant or Beneficiary, and no creditor
            ---------------------
of a Participant or Beneficiary, shall have any right to assign, pledge, hypothecate, anticipate, or in any way create a lien upon the Plan or the Trust Fund. All payments to be made to Participants or their Beneficiaries shall be made only upon their personal receipt or endorsement, except as provided in
Section 8.8, and no interest in the Plan or the Trust Fund shall be subject to assignment or transfer or otherwise be alienable, either by voluntary or involuntary act or by operation of law or equity, or subject to attachment, execution, garnishment, sequestration, levy, or other seizure under any legal, equitable or other process, or be liable in any way for the debts or defaults of Participants and Beneficiaries.

    (b)     PERMITTED ARRANGEMENTS. This Section shall not preclude arrangements
            ------------------------
for the withholding of taxes from benefit payments, arrangements for the recovery of benefit overpayments, arrangements for the transfer of benefit rights to another plan, or arrangements for direct deposit of benefit payments to an account in a bank, savings and loan association or credit union (provided that such arrangement is not part of an arrangement constituting an assignment or alienation). Additionally, this Section shall not preclude arrangements for the distribution of the benefits of a Participant or Beneficiary pursuant to the terms and provisions of a "qualified domestic relations order" in accordance with the following provisions of this ARTICLE NINE.

9.2.  QUALIFIED DOMESTIC RELATIONS ORDERS.
      ------------------------------------

    A "qualified domestic relations order" is an order described in Section 206(d)(3) of the Act that permits distribution of benefits in a distribution mode provided under the Plan, does not require payment of increased benefits and does not require payment of benefits allocated to a different alternate payee under a prior qualified domestic relations order.

9.3.  PROCESSING QUALIFIED DOMESTIC RELATIONS ORDERS.
      -----------------------------------------------

    (a)     NOTICE. All decisions and determinations with respect to a domestic
            --------
relations order, including whether such order is a qualified domestic relations order within the meaning of Section 206(d)(3) of the Act, shall be made by the Plan Administrator within a reasonable time following its receipt of such order and in accordance with such uniform and nondiscriminatory rules and procedures as may be adopted by the Plan Administrator. Upon receipt of a domestic relations order, the Plan Administrator shall notify the Participant or Beneficiary whose benefits may be affected by such order of its receipt of such order. The Plan Administrator shall also advise the Participant or Beneficiary and the alternate payee named in the order of its rules and procedures relating to the determination of the qualified status of such order.

    (b)     RETENTION OF PAYMENTS. If payment of benefits to the Participant or
            -----------------------
Beneficiary has commenced at the time a domestic relations order is received by the Plan Administrator or benefits become payable after receipt of such order, the Plan Administrator shall segregate and hold the amounts which would be payable to the alternate payee under the order if such order is ultimately determined to be a qualified domestic relations order. If the Plan Administrator determines that the order is a qualified domestic relations order within eighteen (18) months of the segregation of benefits payable to the alternate payee under such order, the Plan Administrator shall pay the segregated amounts (plus any earnings thereon) as well as such future amounts as may be specified in such order to the alternate payee. If the Plan Administrator determines that the order is not a qualified domestic relations order or is unable to determine whether such order is a qualified domestic relations order within the eighteen
(18) month period following the segregation of benefits, the Plan Administrator shall pay the segregated amounts (plus any earnings thereon) to the Participant or Beneficiary. A determination by the Plan Administrator after the close of such eighteen (18) month period that the order is a qualified domestic relations order shall be applied prospectively. All determinations of the Plan Administrator hereunder with respect to the status of an order as a qualified domestic relations order shall be binding and conclusive on all interested parties, subject to the provisions of Section 10.4.

                                  ARTICLE TEN
                                  -----------
                                ADMINISTRATION
                                --------------

10.1.  PLAN ADMINISTRATOR.
       -------------------
    The Employer shall be the Plan Administrator, but it may delegate its duties as such to a committee appointed in accordance with Section 10.5.

10.2.  ALLOCATION OF FIDUCIARY RESPONSIBILITY.
       ---------------------------------------

    The Plan Administrator is the named fiduciary with respect to the administration of the Plan. It shall not be responsible for any fiduciary functions or other duties assigned to the Trustee pursuant to this Plan or the Trust Agreement.

10.3.  POWERS OF THE PLAN ADMINISTRATOR.
       ---------------------------------

    (a)     GENERAL POWERS. The Plan Administrator shall have the power and
            ----------------
discretion to perform the administrative duties described in this Plan or required for proper administration of the Plan and shall have all powers necessary to enable it to properly carry out such duties. Without limiting the generality of the foregoing, the Plan Administrator shall have the power and discretion to construe and interpret this Plan, to hear and resolve claims relating to this Plan, and to decide all questions and disputes arising under this Plan. The Plan Administrator shall determine, in its discretion, the service credited to the Employees, the status and rights of a Participant, and the identity of the Beneficiary or Beneficiaries entitled to receive any benefits payable hereunder on account of the death of a Participant.

    (b)     BENEFIT PAYMENTS. Except as is otherwise provided hereunder, the
            ------------------
Plan Administrator shall determine the manner and time of payment of benefits under this Plan. All benefit disbursements by the Trustee shall be made upon the instructions of the Plan Administrator.

    (c)     DECISIONS FINAL. The decision of the Plan Administrator upon all
            -----------------
matters within the scope of its authority shall be binding and conclusive upon all persons.

    (d)     REPORTING AND DISCLOSURE. The Plan Administrator shall file all
            --------------------------
reports and forms lawfully required to be filed by the Plan Administrator with any governmental agency or department, federal or state, and shall distribute any forms, reports, statements or plan descriptions lawfully required to be distributed to Participants and others by any governmental agency or department, federal or state.

10.4.  CLAIMS.
       -------

    (a)     FILING OF CLAIM. A Participant or Beneficiary entitled to benefits
            -----------------
need not file a written claim to receive benefits. If an Employee, Participant, Beneficiary, or any other person is dissatisfied with the determination of his benefits, eligibility, participation, or any other right or interest under this Plan, such person may file a written statement setting forth the basis of the claim with the Plan Administrator in a manner prescribed by the Plan Administrator. In connection with the determination of a claim, or in connection with review of a denied claim, the claimant may examine this Plan and any other pertinent documents generally available to Participants relating to the claim and may submit comments in writing.

    (b)     NOTICE OF DECISION. A written notice of the disposition of any such
            --------------------
claim shall be furnished to the claimant within thirty (30) days after the claim is filed with the Plan Administrator, provided that the Plan Administrator may have an additional period to decide the claim if it advises the claimant in writing of the need for an extension and the date on which it expects to decide the claim. The notice of disposition of a claim shall refer, if appropriate, to pertinent provisions of this Plan, shall set forth in writing the reasons for denial of the claim if the claim is denied (including references to any pertinent provisions of this Plan), and where appropriate shall explain how the claimant can perfect the claim.

    (c)     REVIEW. If the claim is denied, in whole or in part, the claimant
            --------
shall also be notified in writing that a review procedure is available. Thereafter, within ninety (90) days after receiving the written notice of the Plan Administrator's disposition of the claim, the claimant may request in writing, and shall be entitled to, a review meeting with the Plan Administrator to present reasons why the claim should be allowed. The claimant shall be entitled to be represented by counsel at the review meeting. The claimant also may submit a written statement of his claim and the reasons for granting the claim. Such statement may be submitted in addition to, or in lieu of, the review meeting with the Plan Administrator. The Plan Administrator shall have the right to request of and receive from a claimant such additional information, documents, or other evidence as the Plan Administrator may reasonably require. If the claimant does not request a review meeting within ninety (90) days after receiving written notice of the Plan Administrator's disposition of the claim, the claimant shall be deemed to have accepted the Plan Administrator's written disposition, unless the claimant shall have been physically or mentally incapacitated so as to be unable to request review within the ninety (90) day period.

    (d)     DECISION FOLLOWING REVIEW. A decision on review shall be rendered in
            ---------------------------
writing by the Plan Administrator ordinarily not later than sixty (60) days after review, and a written copy of such decision shall be delivered to the claimant. If special circumstances require an extension of the ordinary period, the Plan Administrator shall so notify the claimant. In any event, if a claim is not determined within one hundred twenty (120) days after submission for review, it shall be deemed to be denied.

    (e)     DECISIONS FINAL; PROCEDURES MANDATORY. To the extent permitted by
            ---------------------------------------
law, a decision on review by the Plan Administrator shall be binding and conclusive upon all persons whomsoever. To the extent permitted by law, completion of the claims procedures described in this Section shall be a mandatory precondition that must be complied with prior to commencement of a legal or equitable action in connection with the Plan by a person claiming rights under the Plan or by another person claiming rights through such a person. The Plan Administrator may, in its sole discretion, waive these procedures as a mandatory precondition to such an action.

10.5.  CREATION OF COMMITTEE.
       ----------------------

    The Employer may appoint a committee to perform its duties as Plan Administrator by the adoption of appropriate Board resolutions. The committee shall consist of at least two (2) members, and they shall hold office during the pleasure of the Board. The committee members shall serve without compensation but shall be reimbursed for all expenses by the Employer. The committee shall conduct itself in accordance with the provisions of this ARTICLE TEN. The members of the committee may resign with thirty (30) days notice in writing to the Employer and may be removed immediately at any time by written notice from the Employer.

10.6.  CHAIRMAN AND SECRETARY.
       -----------------------

    The committee shall elect a chairman from among its members and shall select a secretary who is not required to be a member of the committee and who may be authorized to execute any document or documents on behalf of the committee. The secretary of the committee or his designee shall record all acts and determinations of the committee and shall preserve and retain custody of all such records, together with such other documents as may be necessary for the administration of this Plan or as may be required by law.

10.7.  APPOINTMENT OF AGENTS.
       ----------------------

    The committee may appoint such other agents, who need not be members of the committee, as it may deem necessary for the effective performance of its duties, whether ministerial or discretionary, as the committee may deem expedient or appropriate. The compensation of any agents who are not Employees of the Employer shall be fixed by the committee within any limitations set by the Board.

10.8.  MAJORITY VOTE AND EXECUTION OF INSTRUMENTS.
       -------------------------------------------

    In all matters, questions, and decisions, the action of the committee shall be determined by a majority vote of its members. They may meet informally or take any ordinary action without the necessity of meeting as a group. All instruments executed by the committee shall be executed by a majority of its members or by any member of the committee designated to act on its behalf.

10.9.  ALLOCATION OF RESPONSIBILITIES AMONG COMMITTEE MEMBERS.
       -------------------------------------------------------

    The committee may allocate responsibilities among its members or designate other persons to act on its behalf. Any allocation or designation, however, must be set forth in writing and must be retained in the permanent records of the committee.

10.10.  CONFLICT OF INTEREST.
        ---------------------

    No member of the committee who is a Participant shall take any part in any action in connection with his participation as an individual. Such action shall be voted or decided by the remaining members of the committee.

10.11.  OTHER FIDUCIARY CAPACITIES.
        ---------------------------

    The members of the committee may also serve in any other fiduciary capacity, and, specifically, all or some members of the committee may serve as Trustee. Notwithstanding any other provision of this Plan, if and so long as any two (2) members of the committee also serve as Trustee, any provision of this Plan or the Trust Agreement which requires a direction, certification, notification, or other communication from the Plan Administrator to the Trustee shall be inapplicable. If and so long as any two (2) members of the committee also serve as Trustee, any action taken by either the committee or the Trustee shall be deemed to be taken by the appropriate party.

                                ARTICLE ELEVEN
                                --------------
                            SCOPE OF RESPONSIBILITY
                            -----------------------

11.1.  SCOPE OF RESPONSIBILITY.
       ------------------------

    (a)     GENERAL. The Employer, the Plan Administrator and the Trustee shall
            ---------
perform the duties respectively assigned to them under this Plan and the Trust Agreement and shall not be responsible for performing duties assigned to others under the terms and provisions of this Plan or the Trust Agreement. No inference of approval or disapproval is to be made from the inaction of any party described above or the employee or agent of any of them with regard to the action of any other such party. Persons, organizations, or corporations acting in a position of any fiduciary responsibility with respect to the Plan or the Trust Fund may serve in more than one fiduciary capacity.

    (b)     ADVISORS. The Employer, the Plan Administrator, and the Trustee
            ----------
shall have authority to employ advisors, legal counsel, and accountants in connection with the administration of the Plan and the Trust Fund, as set forth in the Trust Agreement. To the extent permitted by applicable law, the Employer, the Plan Administrator, and the Trustee shall not be liable for complying with the directions of any advisors, legal counsel, or accountants appointed pursuant to this Plan or the Trust Agreement.

    (c)     INDEMNIFICATION. To the extent permitted by law, the Employer shall
            -----------------
and does hereby jointly and severally indemnify and agree to hold harmless its employees, officers, and directors who serve in fiduciary capacities with respect to the Plan and the Trust Agreement from all loss, damage, or liability, joint or several, including payment of expenses in connection with defense against any such claim, for their acts, omissions, and conduct, and for the acts, omissions, and conduct of their duly appointed agents, which acts, omissions, or conduct constitute or are alleged to constitute a breach of such individual's fiduciary or other responsibilities under the Act or any other law, except for those acts, omissions, or conduct resulting from his own willful misconduct, willful failure to act, or gross negligence; provided, however, that if any party would otherwise be entitled to indemnification hereunder in respect of any liability and such party shall be insured against loss as a result of such liability by any insurance contract or contracts, such party shall be entitled to indemnification hereunder only to the extent by which the amount of such liability shall exceed the amount thereof payable under such insurance contract or contracts.

                                ARTICLE TWELVE
                                --------------
                       AMENDMENT, MERGER AND TERMINATION
                       ---------------------------------

12.1.  AMENDMENT.
       ----------

    The Employer shall have the right at any time, by an instrument in writing duly executed, acknowledged and delivered to the Plan Administrator and the Trustee, to modify, alter or amend this Plan, in whole or in part, prospectively or retroactively; provided, however, that the duties and liabilities of the Plan Administrator and the Trustee hereunder shall not be substantially increased without their written consent; and provided further that the amendment shall not reduce any Participant's interest in the Plan, calculated as of the date on which the amendment is adopted. If the Plan is amended by the Board after it is adopted by an Affiliate, unless otherwise expressly provided, it shall be treated as so amended by such Affiliate without the necessity of any action on the part of the Affiliate.

12.2.  MERGER OR CONSOLIDATION OF EMPLOYER.
       ------------------------------------

    The Plan shall not be automatically terminated by the Employer's acquisition by or merger into any other employer, but the Plan shall be continued after such acquisition or merger if the successor employer elects and agrees to continue the Plan and to become a party to the Trust Agreement. All rights to amend, modify, suspend, or terminate the Plan shall be transferred to the successor employer, effective as of the date of the merger and provided specifically that the successor employer shall not have the right to amend the Plan to reduce any Participant's interest in the Plan, calculated as of the date on which any amendment is adopted.

12.3.  TERMINATION OF PLAN OR DISCONTINUANCE OF CONTRIBUTIONS.
       -------------------------------------------------------

    It is the expectation of the Employer that this Plan and the payment of contributions hereunder will be continued indefinitely. However, continuance of the Plan is not assumed as a contractual obligation of the Employer, and the right is reserved at any time to terminate this Plan or to reduce, temporarily suspend, or discontinue contributions hereunder, provided that any such termination, reduction, suspension, or discontinuance of contributions shall not reduce any Participant's interest in the Plan, calculated as of the date such action is taken.

12.4.  LIMITATION OF EMPLOYER LIABILITY.
       ---------------------------------

    The adoption of this Plan is strictly a voluntary undertaking on the part of the Employer and shall not be deemed to constitute a contract between the Employer and any Employee or Participant or to be consideration for, an inducement to, or a condition of the employment of any Employee. A Participant, Employee, or Beneficiary shall not have any right to retirement or other benefits except to the extent provided herein.

                               ARTICLE THIRTEEN
                               ----------------
                              GENERAL PROVISIONS
                              ------------------

13.1.  LIMITATION ON PARTICIPANTS' RIGHTS.
       -----------------------------------

    Participation in the Plan shall not give any Employee the right to be retained in the Employer's employ or any right or interest under the Plan or in the Trust Fund other than as herein provided. The Employer reserves the right to dismiss any Employee without any liability for any claim either under the Plan or against the Trust Fund, except to the extent herein provided, or against the Employer.

13.2.  STATUS OF PARTICIPANTS AS UNSECURED CREDITORS.
       ----------------------------------------------

    All benefits under the Plan shall be unsecured obligations of the Employer and, except for the assets placed in the Trust Fund as provided in this Plan, no assets of the Employer will be segregated from the general assets of the Employer for the payment of benefits under this Plan. To the extent that any person acquires the right to receive payments under this Plan, such right shall be no greater than the right of any unsecured general creditor of the Company.

13.3.  STATUS OF TRUST FUND.
       ---------------------

    The Trust Fund is being established to assist the Employer in meeting its obligations to the Participants and to provide the Participants with a measure of protection in certain limited instances. In certain circumstances described in the Trust Agreement, the assets of the Trust Fund will be used for the benefit of the Employer's creditors. Benefit payments due under this Plan shall either be paid from the Trust Fund or from the Employer's general assets as directed by the Employer.

13.4.  UNIFORM ADMINISTRATION.
       -----------------------

    Whenever in the administration of the Plan any action is required by the Plan Administrator, such action shall be uniform in nature as applied to all persons similarly situated.

13.5.  HEIRS AND SUCCESSORS.
       ---------------------

    All of the provisions of this Plan shall be binding upon all persons who shall be entitled to any benefits hereunder, and their heirs and legal representatives.

13.6.  EMPLOYER-OWNED LIFE INSURANCE.
       ------------------------------

    (a)     EMPLOYER OWNS ALL RIGHTS. In the event that, in its discretion, the
            --------------------------
Employer purchases a life insurance policy or policies insuring the life of any Participant to allow the Employer to informally finance and/or recover, in whole or in part, the cost of providing benefits under this Plan, neither the Participant nor any Beneficiary shall have any rights whatsoever in such policy or policies. The Employer shall be the sole owner and beneficiary of any such policy or policies and shall possess and may exercise all incidents of ownership, except in the event that the Employer establishes and transfers such policy or policies to the Trust Fund.

    (b)     PARTICIPANT COOPERATION. If the Employer decides to purchase a life
            -------------------------
insurance policy or policies on any Participant, the Employer will so notify each Participant. Each Participant shall consent to being insured for the benefit of the Employer and shall take whatever actions may be necessary to enable the Employer to timely apply for and acquire such life insurance and to fulfil the requirements of the insurance carrier relative to the issuance thereof as a condition of eligibility to participate in the Plan.

    IN WITNESS WHEREOF, the Employer has caused this Plan to be executed by its duly authorized representative on this __ day of _____________, 1995.

                                               EVANS & SUTHERLAND COMPUTER
                                               CORPORATION

                                               By___________________________

                                                 Its________________________
                                                            "Employer"